                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 25, 2000


                               HealthTronics, Inc.
           (Exact name of the Registrant as specified in its charter)


           Georgia                      001-14921                58-2210668
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation and organization)                             identification No.)

--------------------------------------------------------------------------------

                         1841 West Oak Parkway, Suite A
                             Marietta, Georgia 30062
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  770-419-0691

Item 2.  Acquisition or Disposition of Assets.

         On January 24, 2000, HealthTronics, Inc. (the "Company"), pursuant to an Asset Purchase Agreement dated December 10, 1999, completed the acquisition of the assets of Health Horizons (E.S.W.L.) L.P. for $850,000 in cash and the assumption of certain liabilities, including a lease, trade and accounts payable and obligations under regulatory permits. The assets purchased included a lithotripter and related medical equipment, other furniture, equipment, patient records and other related assets used in New Jersey Kidney Stone Treatment Center. The purchase price was determined and negotiated by the parties based on the expected annual cash flow to be generated by the assets purchased. The Company has pre-negotiated (subject to negotiation of final agreement terms) to sell the assets purchased to a partnership which will be managed by the Company and of which the Company will own less than 20%. The remaining partners will be independent of the Company. The Company financed the acquisition with working capital generated by its business. Although financial information is included in this report on a pro forma basis as though the entity purchased had been owned by the Company for the year ended December 31, 1999 and for the three months ended March 31, 2000 and 1999 this information is not indicative of financial results that should be expected in the future. The Company never intended to retain these assets.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Business Acquired

         The following audited financial statements of Health Horizons (E.S.W.L.) L.P. as of and for the years ended December 31, 1999 and 1998 are provided herein:

                  (1)      Independent Auditor's Report dated February 14, 2000

                  (2)      Balance sheets as of December 31, 1999 and 1998

                  (3) Statements of Income for the years ended December 31, 1999 and 1998

                  (4) Statements of Changes in Partners' Capital for the years ended December 31, 1999 and 1998

                  (5) Statements of Cash Flows for the years ended December 31, 1999 and 1998

                  (6) Notes to Financial Statements for the years ended December 31, 1999 and 1998

                  (7) Schedules of Cost of Revenues for the years ended December 31, 1999 and 1998

                  (8) Schedules of General and Administrative Expenses for the years ended December 31, 1999 and 1998

         b.       Pro Forma Financial Information

         The following unaudited combined pro forma financial statements relative to the acquisition is provided herein as follows:

                  (1) Pro Forma Combined Condensed Balance Sheet as of December 31, 1999

                  (2) Pro Forma Combined Condensed Statements of Income for the year ended December 31, 1999

                  (3) Pro Forma Combined Condensed Statements of Income for the three months ended March 31, 2000

                  (4) Pro Forma Combined Condensed Statements of Income for the three months ended March 31, 1999

         The unaudited combined pro forma Statements of income give effect to the acquisition by the Company of certain assets of Health Horizons (E.S.W.L.) L.P., as if the acquisition had occurred on January 1 of the periods presented. The unaudited proforma balance sheet give effect to the acquisition by the Company of certain assets of Health Horizons (E.S.W.L.) L.P., as if the acquisition had occurred on December 31, 1999. The pro forma adjustments are based upon estimates, currently available information and certain assumptions management deems appropriate. The unaudited combined pro forma financial data presented herein are not necessarily indicative of the results that the Company would have obtained had such events occurred at the beginning of the periods, as assumed, or of the future results of the Company. Furthermore the Company never intended to retain these assets for an extended period of time. The Company had pre-negotiated (subject to negotiation of final agreement terms) the sale of the assets at the time they were purchased.

         c.       Exhibits

                  2.1      Asset Purchase Agreement dated December 10, 1999

                  23.1     Consent of Withum, Smith & Brown

INDEPENDENT AUDITORS' REPORT


To the Board of Directors,
Health Horizons (E.S.W.L.) L.P.:

We have audited the accompanying balance sheets of Health Horizons (E.S.W.L.) L.P., as of December 31, 1999 and 1998, and the related statements of income, changes in partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Health Horizons (E.S.W.L.) L.P. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules of cost of revenues and general and administrative expenses are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


WithumSmith+Brown
New Brunswick, New Jersey


February 14, 2000

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                    1999            1998
                                                                 ----------      ----------

       ASSETS

Current Assets:
   Cash and cash equivalents                                     $  937,081      $  499,656
   Patient accounts receivable, less allowance for doubtful
     accounts of $134,429 in 1999 and $150,828 in 1998              634,749         596,348
   Interest receivable                                                4,361           2,502
   Prepaid expenses                                                  15,846          24,298
   Inventory                                                         10,632          14,436
   Advances to affiliate - CJHCC                                     51,849          60,940
                                                                 ----------      ----------
       Total Current Assets                                       1,654,518       1,198,180

Property and Equipment - Net                                        391,298         475,823
                                                                 ----------      ----------

       TOTAL ASSETS                                              $2,045,816      $1,674,003
                                                                 ==========      ==========


       LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities:
   Accounts payable                                              $  406,771      $  212,566
   Accrued liabilities                                               80,377          11,401
   Advances from affiliate - CJHCC                                  137,917          73,780
   Advances from RWJUH                                               30,772          30,483
                                                                 ----------      ----------
       Total Current Liabilities                                    655,837         328,230


Partners' Capital                                                 1,389,979       1,345,773
                                                                 ----------      ----------

       TOTAL LIABILITIES AND PARTNERS' CAPITAL                   $2,045,816      $1,674,003
                                                                 ==========      ==========

The Notes to Financial Statements are an integral part of these statements.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                      1999              1998
                                                   -----------       -----------

Revenues:
   Net patient service revenue                     $ 3,491,061       $ 3,365,340
   Other revenue                                           311             1,714
                                                   -----------       -----------
       Total Revenues                                3,491,372         3,367,054

Cost of Revenues                                       433,825           442,621
                                                   -----------       -----------

Gross Profit                                         3,057,547         2,924,433

General and Administrative Expenses                  1,596,698         1,464,520
                                                   -----------       -----------

Income From Operations                               1,460,849         1,459,913

Other (Income) Expense:
   Interest income                                     (34,822)          (31,958)
   Loss on disposal of property and equipment           54,965                --
                                                   -----------       -----------
       Total Other (Income) Expense - Net               20,143           (31,958)
                                                   -----------       -----------

Net Income                                         $ 1,440,706       $ 1,491,871
                                                   ===========       ===========

The Notes to Financial Statements are an integral part of these statements.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                            General          Limited
                                            Partner          Partners            Total
                                           ---------       -----------       -----------

Partners' Capital - January 1, 1998        $ 186,996       $ 1,183,106       $ 1,370,102

Net Income - 1998                            372,968         1,118,903         1,491,871

Distribution to Partners - 1998             (379,050)       (1,137,150)       (1,516,200)
                                           ---------       -----------       -----------

Partners' Capital - December 31, 1998        180,914         1,164,859         1,345,773

Net Income - 1999                            360,177         1,080,529         1,440,706

Distribution to Partners - 1999             (349,125)       (1,047,375)       (1,396,500)
                                           ---------       -----------       -----------

Partners' Capital - December 31, 1999      $ 191,966       $ 1,198,013       $ 1,389,979
                                           =========       ===========       ===========

The Notes to Financial Statements are an integral part of these statements.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                           1999               1998
                                                        -----------       -----------

Cash Flows From Operating Activities:
Net income                                              $ 1,440,706       $ 1,491,871
   Adjustments to reconcile net income to
     net cash provided by operating activities:
     Loss on disposal of property and equipment              54,965                --
     Depreciation and amortization                           73,985           101,641
     Change in:
       Patient accounts receivable                          (38,401)           96,704
       Interest receivable                                   (1,859)              195
       Prepaid expenses                                       8,452            (5,459)
       Inventory                                              3,804            (7,729)
       Advances to affiliate - CJHCC                          9,091            19,090
       Accounts payable                                     194,205            98,965
       Accrued liabilities                                   68,976            (8,821)
       Advances from affiliate - CJHCC                       64,137           (80,012)
       Advances from RWJUH                                      289             2,759
                                                        -----------       -----------
         Net Cash Provided By Operating Activities        1,878,350         1,709,204

Cash Flows From Investing Activities:
   Purchases of property and equipment                      (44,425)           (6,975)

Cash Flows From Financing Activities:
   Distributions to partners                             (1,396,500)       (1,516,200)
                                                        -----------       -----------

Net Increase In Cash and Cash Equivalents                   437,425           186,029

Cash and Cash Equivalents at Beginning of Year              499,656           313,627
                                                        -----------       -----------

Cash and Cash Equivalents at End of Year                $   937,081       $   499,656
                                                        ===========       ===========

The Notes to Financial Statements are an integral part of these statements.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Significant accounting policies followed by the Partnership in the preparation of the accompanying financial statements are summarized below:

         NATURE OF BUSINESS OPERATIONS

         Health Horizons (E.S.W.L.) L.P. is organized under the Uniformed Limited Partnership Act of the State of New Jersey. It was formed on or about July 23, 1986. The Partnership was formed to provide a regional health care facility for kidney stone treatment using Extracorporeal Shock Wave Lithotripsey, (E.S.W.L.). The Partnership is located in New Brunswick, New Jersey.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include cash on hand and in the bank, as well as all short-term securities held for the primary purpose of general liquidity. Such securities normally mature within three months from the date of acquisition.

         INVENTORY

         Inventory consists of electrodes and medical supplies and is carried at the lower of cost or market, with cost being determined on the first-in, first-out basis.

         PROPERTY AND EQUIPMENT

         Property and equipment is recorded at cost. Depreciation and amortization is provided on the straight-line method over the estimated useful lives of the respective assets, generally thirty-one and a half years for leasehold improvements and seven years for equipment.

         Maintenance and repairs are charged to expense as incurred; major renewals and betterments are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and the resulting gain or loss is included in income.

         INCOME TAXES

         The income of the Partnership is included in the current taxable income of the partners. Consequently, Partnership net income is presented without a provision for income taxes.

         NET PATIENT SERVICE REVENUE

         The partnership has agreements with third-party payors that provide for payments to the Organization at amounts different from its established rates. Payment arrangements include prospectively determined rates per discharge, reimbursed costs, discounted charges, and per diem payments. Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in future periods as final settlements are determined.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RECLASSIFICATIONS

         Certain amounts reported in the 1998 financial statements have been reclassified to conform to the 1999 presentations.

NOTE 2 - PARTNERSHIP AGREEMENT:

         From the inception of the Partnership, any income or loss generated was to be allocated 95 percent to the limited partners and 5 percent to the general partner until the limited partners' accumulated distributions were equal to their capital contributions. Thereafter, any income or loss generated will be allocated 75 percent to the limited partners and 25 percent to the general partner. As of 1990, the limited partners' cumulative distributions were in excess of their capital contributions. Therefore, income generated in 1999 and 1998 was allocated 25% to the general partner and 75% to the limited partners.

NOTE 3 - INVENTORY:

         At December 31, inventory consisted of the following:

                                  1999         1998
                                 -------      -------

           Electrodes            $   116      $ 5,365
           Medical supplies       10,516        9,071
                                 -------      -------
              Total              $10,632      $14,436
                                 =======      =======

NOTE 4 - PROPERTY AND EQUIPMENT:

         The major classifications of property and equipment are summarized as follows at December 31:

                                                 1999            1998
                                              ----------      ----------
           Property and Equipment:
                  Equipment                   $  606,745      $  562,321
                  Leasehold improvements         481,792         560,422
                                              ----------      ----------
                                               1,088,537       1,122,743
           Less Accumulated Depreciation
                  and Amortization               697,239         646,920
                                              ----------      ----------

           Property and Equipment - Net       $  391,298      $  475,823
                                              ==========      ==========

         Depreciation and amortization expense charged to operations amounted to $73,985 in 1999 and $101,641 in 1998.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - COMMITMENTS:

         The principal types of property leased by the Partnership are office and operating space. The most significant obligations under this lease are insurance, utilities, repairs and maintenance. The lease expired in December of 1999, and will be paid on a month to month basis.

         Total rent expense for the Partnership was $107,105 in 1999 and $92,328 in 1998.

NOTE 6 - RELATED PARTY TRANSACTIONS:

         The Partnership has entered into a management agreement with its general partner, Central Jersey Health Care Corporation (CJHCC). The general partner has agreed to provide an established level of staffing, certain designated medical equipment and certain office furnishings. The compensation relating to this agreement amounted to $862,353 and $863,566 for 1999 and 1998, respectively.

         At December 31, 1999 and 1998, the Partnership had net advances due to the general partner (CJHCC) in the amount of $86,068 and $12,840, respectively. The net advances are unsecured and non-interest bearing.

         At December 31, 1999 and 1998, the Partnership is liable to Robert Wood Johnson University Hospital (RWJUH), a member of the general partner, which is a non-profit organization and whose parent company is a limited partner, in the amount of $30,772 and $30,483, respectively, for purchase of supplies and services. The total amount of purchases and services included as a charge to operations amounted to approximately $330,000 and $347,000 for the years ended December 31, 1999 and 1998, respectively.

NOTE 7 - CONCENTRATION OF CREDIT RISK:

         The Kidney Stone Treatment center is located in New Brunswick, New Jersey. The Center grants credit in the form of accounts receivable to users of its center without collateral, most of whom are local residents and are insured under third party payor agreements.

         The Organization maintains cash balances at one financial institution in excess of amounts insured by the Federal Deposit Insurance Corporation. Management monitors the soundness of this institution and considers the Organization's risk negligible.

NOTE 8 - SUBSEQUENT EVENT (UNAUDITED):

         On January 24, 2000, the Partnership consummated an agreement to sell substantially all of the assets of the Partnership, excluding cash and receivables for $850,000 to Healthtronics, Inc. As of January 25, 2000, the Partnership no longer has any operations. The Partnership will terminate after all liabilities have been satisfied and the remaining assets are distributed.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                          SCHEDULES OF COST OF REVENUES
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                  1999          1998
                                                --------      --------

Inventory at Beginning of Year                  $ 14,436      $  6,706


Add:     Pharmacy                                 16,624        27,474

         Radiology                                19,668        18,924

         Anesthesia                               12,000        12,195

         Stents                                   28,502        27,992

         Electrodes                              121,232       120,447

         Other Medical Supplies                   30,474        28,565

         Operating Room Rental                    37,487        32,315

         Stone Analysis Expense                    1,178         7,580

         Industrial Account Expense                1,154         1,187

         Depreciation                             44,902        65,696

         Repairs and Maintenance Equipment       102,643        96,414

         Parking                                  14,157        11,562
                                                --------      --------
                                                 444,457       457,057

Less:    Inventory at End of Year                 10,632        14,436
                                                --------      --------

Total Cost of Revenues                          $433,825      $442,621
                                                ========      ========

See Independent Auditors' Report.

                         HEALTH HORIZONS (E.S.W.L.) L.P.
                SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                           1999            1998
                                                        ----------      ----------

Management Fee                                          $  862,353      $  863,566

Marketing                                                   65,081         103,305

Professional Fees                                          185,895          12,934

Financial Service Charge                                    75,000          72,000

Accounting Fees                                              9,300           7,764

Bad Debts                                                  108,381          89,810

Collection and Application Fees                              6,473          12,775

Dues and Subscriptions                                         842             812

Meetings and Seminars                                        4,050           2,893

Educational Programs                                         2,575           1,000

Telephone                                                    7,966           7,671

Repairs and Maintenance                                        226             445

Office Supplies                                             34,294          37,668

Depreciation and Amortization                               29,083          35,945

Office Rental                                               69,618          60,013

Purchase Labor                                              32,625          44,768

Utilities                                                   15,016          20,556

Insurance                                                   46,635          49,574

Licenses                                                     3,625           2,684

Support Services                                            34,837          33,809

Miscellaneous                                                2,823           4,528
                                                        ----------      ----------

         Total General and Administrative Expenses      $1,596,698      $1,464,520
                                                        ==========      ==========

See Independent Auditors' Report.

Item 7(b) - Pro Forma Financial Information

                      HealthTronics, Inc. and Subsidiaries
                  Pro Forma Combined Condensed Balance Sheets
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)

                                                     HISTORICAL
                                                    -------------
                                                    HEALTHTRONICS,      HEALTH HORIZONS       PRO FORMA             PRO FORMA
                                                         INC.         (E.S.W.L.) L.P.(1)     ADJUSTMENTS            COMBINED
                                                    -------------     ------------------    --------------        ------------
CURRENT ASSETS
Cash and cash equivalents                           $  5,024,890                            $  (850,000)(2)       $  4,174,890
Trade accounts receivable, net                         4,426,973                                                     4,426,973
Inventory                                              1,195,743             16,550                                  1,212,293
Due from affiliated partnerships                         162,523                                                       162,523
Vendor deposits                                          802,009                                                       802,009
Prepaid expenses                                          48,778              7,927                                     56,705
Deferred income taxes                                    375,751                                                       375,751
                                                    ------------           --------          ----------           ------------

  TOTAL CURRENT ASSETS                                12,036,667             24,477            (850,000)            11,211,144

Property and equipment, at cost:
  Medical devices placed in service                    9,085,000             51,490                                  9,136,490
  Office equipment, furniture and fixtures               129,942             20,766                                    150,708
  Vehicles and accessories                             1,340,420                                                     1,340,420
                                                    ------------           --------          ----------           ------------
                                                      10,555,362             72,256                                 10,627,618
  Less accumulated depreciation                       (2,376,510)                                                   (2,376,510)
                                                    ------------           --------          ----------           ------------
NET PROPERTY AND EQUIPMENT                             8,178,852             72,256                                  8,251,108

Partnership investments                                  318,150                                                       318,150
Goodwill, net                                          2,905,540                                753,207(2)           3,658,809
Patent license                                            55,007                                                        55,007
Other assets                                              40,465                                                        40,465
                                                    ------------           --------          ----------           ------------

TOTAL ASSETS                                        $ 23,534,681           $ 96,733          $  (96,733)          $ 23,534,681
                                                    ============           ========          ==========           ============

                                                     HISTORICAL
                                                    -------------
                                                    HEALTHTRONICS,      HEALTH HORIZONS        PRO FORMA          PRO FORMA
                                                        INC.          (E.S.W.L.) L.P.(1)      ADJUSTMENTS         COMBINED
                                                    -------------     -------------------     -----------       -------------
CURRENT LIABILITIES
Trade accounts payable                                 $1,131,142                                                  $1,131,142
Customer deposits                                         903,352                                                     903,352
Income taxes payable                                      141,652                                                     748,272
Warranty accrual                                          513,305                                                     513,305
Other accrued expenses                                  1,099,751                                                   1,099,751
Deferred profit on service contracts                       90,155                                                      90,155
Current portion of long-term debt                       1,287,054                                                   1,287,054
                                                    -------------          ---------          ----------        -------------
TOTAL CURRENT LIABILITIES                               5,166,411                                                   5,773,031

Long-term debt, less current portion                    1,759,126                                                   1,759,126
Deferred income taxes                                      12,977                                                      12,977
Deferral of profit on medical device sales to
  related parties                                         244,194                                                     244,194
Minority interest                                       2,224,087                                                   2,224,087
                                                    -------------          ---------          ----------        -------------

TOTAL LIABILITIES                                       9,406,795                                                  10,013,415

Shareholders' equity:
  Common stock                                         12,309,181                                                  12,309,181
  Retained earnings                                     1,818,705             96,733             (96,733)(2)        1,161,865
                                                    -------------          ---------          ----------        -------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY            $  23,534,681          $  96,733          $  (96,733)       $  23,534,681
                                                    =============          =========          ==========        =============

1. Represents the assets purchased and liabilities assumed of Health Horizons (E.S.W.L.) L.P. on January 25, 2000. There were no liabilities assumed as of the acquisition date as trade payables were paid off prior to the acquisition.

2. Represents the adjustment required to record the purchase of the assets of Health Horizons (E.S.W.L.) L.P. on January 25, 2000.

                      HealthTronics, Inc. and Subsidiaries
                Pro Forma Combined Condensed Statements of Income
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                          HISTORICAL
                                            --------------------------------------
                                            HEALTHTRONICS,       HEALTH HORIZONS        PRO FORMA            PRO FORMA
                                                 INC.           (E.S.W.L.) L.P.(1)     ADJUSTMENTS           COMBINED
                                            --------------      ------------------     -----------         ------------
Net Revenue                                  $ 24,414,179           $3,491,372                             $ 27,905,551
Cost of goods sold, rentals
  and services provided                        10,213,821              433,825                               10,647,646
                                             ------------           ----------          ---------          ------------
                                               14,200,358            3,057,547                               17,257,905

General and administrative expenses             6,492,909            1,596,698             50,218 (2)         8,139,825
                                             ------------           ----------          ---------          ------------
                                                7,707,449            1,460,849            (50,218)            9,118,080

Equity in earnings of
  unconsolidated partnerships                     117,711                                                       117,711
Partnership distributions
  from cost based investments                     147,252                                                       147,252
Gain on sale of partnership
  investment interest                             151,637                                                       151,637
Loss on disposal of property
  and equipment                                                        (54,965)                                 (54,965)
Interest expense                                 (315,694)                                                     (315,694)
Interest income                                    54,546               34,822                                   89,368
                                             ------------           ----------          ---------          ------------
Income before minority
  interest and income taxes                     7,862,901            1,440,706            (50,218)            9,253,389

Minority interest                              (5,076,045)                                                   (5,076,045)
                                             ------------           ----------          ---------          ------------
Income before income taxes                      2,786,856            1,440,706            (50,218)            4,177,344

Provision for income taxes                     (1,189,638)                               (606,620)(3)        (1,796,258)
                                             ------------           ----------          ---------          ------------
Net income                                   $  1,597,218           $1,440,706          $(656,838)         $  2,381,086
                                             ============           ==========          =========          ============

Basic and diluted income
  per common share:
Basic                                        $       0.16                                                  $       0.24
                                             ============                                                  ============
Diluted                                      $       0.16                                                  $       0.23
                                             ============                                                  ============

Weighted average common
  shares outstanding:
Basic                                          10,036,851                                                    10,036,851
                                             ============                                                  ============
Diluted                                        10,238,379                                                    10,238,379
                                             ============                                                  ============

1. The historical amounts represent the results of Health Horizons (E.S.W.L.) L.P. for the year ended December 31, 1999 adjusted to conform with HealthTronics' presentation of revenue and expenses.

2. Adjustment represents additional amortization resulting from goodwill reported as a part of the purchase of Health Horizons (E.S.W.L.) L.P. on January 25, 2000 as if the acquisition had occurred on January 1, 2000.

3. Adjustment represents additional income tax expense as a result of the addition of Health Horizons (E.S.W.L.) L.P. on January 25, 2000 reported as if the acquisition had occurred on January 1, 2000.

                      HealthTronics, Inc. and Subsidiaries
                Pro Forma Combined Condensed Statements of Income
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                                   (UNAUDITED)

                                                       HISTORICAL
                                        --------------------------------------------

                                        HEALTHTRONICS,             HEALTH HORIZONS             PRO FORMA               PRO FORMA
                                            INC.                 (E.S.W.L.) L.P. (1)         ADJUSTMENTS                COMBINED
                                        ------------             -------------------         ------------             ------------
Net Revenue                             $  7,623,520             $    235,272                                         $  7,858,792
Cost of goods sold, rentals
  and services provided                    3,411,119                   30,132                                            3,441,251
                                        ------------             ------------                ------------             ------------
                                           4,212,401                  205,140                                            4,417,541

General and administrative
  expenses                                 2,134,258                  132,554                       4,185 (2)            2,270,997
                                        ------------             ------------                ------------             ------------
                                           2,078,143                   72,586                      (4,185)               2,146,544

Equity in earnings of
  unconsolidated partnership                  40,508                                                                        40,508

Partnership distributions
  from cost based investments                 37,592                                                                        37,592
Interest expense                             (81,905)                                                                      (81,905)
Interest income                               58,274                    5,732                                               64,006
                                        ------------             ------------                ------------             ------------
Income before minority
  interest and income taxes                2,132,612                   78,318                      (4,185)               2,206,745

Minority interest                         (1,227,074)                                                                   (1,227,074)
                                        ------------             ------------                ------------             ------------
Income before income taxes                   905,538                   78,318                      (4,185)                 979,671

Provision for income taxes                  (398,804)                                             (32,251)(3)             (431,055)
                                        ------------             ------------                ------------             ------------
Net income                              $    506,734             $     78,318                $    (36,436)            $    548,616
                                        ============             ============                ============             ============

Basic and diluted income
  per common share:
Basic                                   $       0.05                                                                  $       0.05
                                        ============                                                                  ============
Diluted                                 $       0.05                                                                  $       0.05
                                        ============                                                                  ============

Weighted average common
  shares outstanding:
Basic                                     10,719,822                                                                    10,719,822
                                        ============                                                                  ============
Diluted                                   11,163,469                                                                    11,163,469
                                        ============                                                                  ============


1. The historical amounts represent the results of Health Horizons (E.S.W.L.) L.P. for the three months ended March 31, 2000 adjusted to conform with HealthTronics' presentation of revenue and expenses.

2. Adjustment represents additional amortization resulting from goodwill reported as a part of the purchase of Health Horizons (E.S.W.L.) L.P. on January 25, 2000, as if the acquisition had occurred on January 1, 1999.

3. Adjustment represents income tax expense reported as a result of the addition of Health Horizons (E.S.W.L.) L.P. net income before income taxes on January 25, 2000, as if the acquisition had occurred on January 1, 1999.

                      HealthTronics, Inc. and Subsidiaries
                Pro Forma Combined Condensed Statements of Income
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)

                                                       HISTORICAL
                                        --------------------------------------------

                                        HEALTHTRONICS,             HEALTH HORIZONS       PRO FORMA                PRO FORMA
                                            INC.                 (E.S.W.L.) L.P. (1)    ADJUSTMENTS               COMBINED
                                        --------------           -------------------    -----------              -----------
Net Revenue                             $ 4,646,327             $   796,029                                      $ 5,442,356
Cost of goods sold, rentals
 and services provided                    1,858,045                 103,098                                        1,961,143
                                        -----------             -----------           -----------                -----------
                                          2,788,282                 692,931                                        3,481,213

General and administrative
 expenses                                 1,343,134                 343,178                12,555 (2)              1,698,867
                                        -----------             -----------           -----------                -----------
                                          1,445,148                 349,753               (12,555)                 1,782,346

Equity in earnings of
 unconsolidated partnerships                 20,787                                                                   20,787

Partnership distributions
 from cost based investments                 19,241                                                                   19,241
Interest expense                           (105,104)                                                                (105,104)
Interest income                               8,434                   9,645                                           18,079
                                        -----------             -----------           -----------                -----------
Income before minority
 interest and income taxes                1,388,506                 359,398               (12,555)                 1,735,349

Minority interest                          (895,326)                                                                (895,326)
                                        -----------             -----------           -----------                -----------
Income before income taxes                  493,180                 359,398               (12,555)                   840,023

Provision for income taxes                 (177,141)                                     (124,579)(3)               (301,720)
                                        -----------             -----------           -----------                -----------
Net income                              $   316,039             $   359,398           $  (137,134)               $   538,303
                                        ===========             ===========           ===========                ===========

Basic and diluted income
 per common share:
Basic                                   $      0.03                                                              $      0.05
                                        ===========                                                              ===========
Diluted                                 $      0.03                                                              $      0.05
                                        ===========                                                              ===========

Weighted average common
 shares outstanding:
Basic                                     9,665,342                                                                9,665,342
                                        ===========                                                              ===========
Diluted                                   9,979,175                                                                9,979,175
                                        ===========                                                              ===========


1. The historical amounts represent the results of Health Horizons (E.S.W.L.) L.P. for the three months ended March 31, 1999 adjusted to conform with HealthTronics' presentation of revenue and expenses.

2. Adjustment represents additional amortization resulting from goodwill reported as a part of the purchase of Health Horizons (E.S.W.L.) L.P. on January 25, 2000, as if the acquisition had occurred on January 1, 1999.

3. Adjustment represents income tax expense reported as a result of the addition of Health Horizons (E.S.W.L.) L.P. net income before income taxes on January 25, 2000, as if the acquisition had occurred on January 1, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HealthTronics, Inc.

Dated:
May 15, 2000                            By:  /s/ Victoria W. Beck
                                            ------------------------------------
                                            Victoria W. Beck
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT  DESCRIPTION
-------  -----------
2.1      Asset Purchase Agreement dated December 10, 1999

23.1     Consent of Withum, Smith & Brown